Exhibit 10.1
Flowserve B.V. and Flowserve Corporation
Second Amendment To Letter of Credit Agreement
     This Second Amendment to Letter of Credit Agreement (the “Amendment”) is entered into as of September 9, 2009, by and among Flowserve Corporation, a New York corporation (the “Guarantor”), Flowserve B.V., a company organized and existing under the laws of the Netherlands, and other Subsidiaries of the Guarantor party hereto (collectively, including the Guarantor, the “Applicants” and individually, an “Applicant”), the financial institutions party hereto (collectively, the “Lenders” and individually, a “Lender”), and ABN AMRO Bank N.V., a public company with limited liability organized and existing under the laws of the Netherlands, as an Issuing Bank and as Administrative Agent.
Preliminary Statements
     A. The Applicants, the Lenders and ABN AMRO Bank N.V., as an Issuing Bank and as Administrative Agent, are party to a Letter of Credit Agreement, dated as of September 14, 2007, as amended by that First Amendment to Letter of Credit Agreement dated as of September 11, 2008, among the Applicants, the Lenders and ABN AMRO Bank, N.V., as an Issuing Bank and as Administrative Agent (collectively, as such agreement may be further amended, supplemented and otherwise modified from time to time, the “Letter of Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Letter of Credit Agreement.
     B. The Applicants, the Lenders, and ABN AMRO Bank N.V., as an Issuing Bank and as Administrative Agent, have agreed to amend the Letter of Credit Agreement under the terms and conditions set forth in this Amendment.
     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendment.
     Upon satisfaction of the conditions precedent set forth in Section 2 hereof, the definition of “Termination Date” set forth in Article 1 of the Letter of Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “Termination Date” shall mean November 9, 2009.
Section 2. Conditions Precedent.
     This Amendment shall be subject to satisfaction of the following conditions precedent:
     2.1 This Amendment shall have been duly executed by the parties hereto and delivered to the Administrative Agent.

     2.2. All legal matters incident to this Amendment shall be reasonably satisfactory to the Lenders and to the Administrative Agent.
Section 3. Representations and Warranties.
     Each Applicant represents and warrants to the Lenders that (i) each of the representations and warranties set forth in Article III of the Letter of Credit Agreement is true and correct in all material respects on and as of the date of this Amendment after giving effect to this Amendment as if made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date) and as if each reference therein to the Letter of Credit Agreement referred to the Letter of Credit Agreement as amended hereby; (ii) as of the date hereof, no Default and no Event of Default exists; and (iii) without limiting the effect of the foregoing, each Applicant’s execution, delivery and performance of this Amendment has been duly authorized, and this Amendment has been executed and delivered by duly authorized officers of each Applicant.
Section 4. Reaffirmation of Guaranty.
     The Guarantor hereby agrees that its guaranty expressed in Article X of the Letter of Credit Agreement and all its obligations thereunder remain in full force and effect and shall not be affected, impaired or discharged by this Amendment.
Section 5. Miscellaneous.
     5.1 Except as specifically amended herein, the Letter of Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Letter of Credit Agreement or any other Facility Document, or in any certificate, letter or communication issued or made pursuant to or with respect to any Facility Document, any reference in any of such items to the Letter of Credit Agreement being sufficient to refer to the Letter of Credit Agreement as amended hereby.
     5.2 This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. This Amendment shall be construed in accordance with and governed by the internal laws of the State of Illinois.
[Signature Pages to Follow]

2

     In Witness Whereof, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment to Letter of Credit Agreement as of the date first set forth above.

“Guarantor and Applicant” Flowserve Corporation
By:	/s/ Dean P. Freeman
	Name:	Dean P. Freeman
	Title:	Vice President — Treasurer

“Other Applicants” Flowserve B.V.
By:	/s/ John M. Nanos
	Name:	John M. Nanos
	Title:	Director

Flowserve Spain S.L.U., formerly known as Flowserve Spain SAU
By:	/s/ John M. Nanos
	Name:	John M. Nanos
	Title:	Sole Administrator

Flowserve Hamburg GmbH
By:	/s/ John M. Nanos
	Name:	John M. Nanos
	Title:	Director

[Signature Page to Second Amendment to Letter of Credit Agreement]

Worthington S.r.l., formerly known as Worthington SpA
By:	/s/ John M. Nanos
	Name:	John M. Nanos
	Title:	Director

Flowserve Pompes S.A.S.
By:	/s/ John M. Nanos
	Name:	John M. Nanos
	Title:	Director

Flowserve GB Limited
By:	/s/ John M. Nanos
	Name:	John M. Nanos
	Title:	Director

[Signature Page to Second Amendment to Letter of Credit Agreement]

“Lenders” ABN AMRO Bank N.V., as Administrative Agent, an Issuing Bank and a Lender
By:	/s/ Michele Costello
	Name:	Michele Costello
	Title:	Director

By:	/s/ Marc Brondyke
	Name:	Marc Brondyke
	Title:	Associate

[Signature Page to Second Amendment to Letter of Credit Agreement]

Calyon
By:	/s/ Frederic Desfossez
	Name:	Frederic Desfossez
	Title:	Head of Calyon West Pole

By:	/s/ Agnes Huret
	Name:	Agnes Huret
	Title:	Relationship Manager

[Signature Page to Second Amendment to Letter of Credit Agreement]

Deutsche Bank AG New York Branch
By:	/s/ David Noah
	Name:	David Noah
	Title:	Director

By:	/s/ Robert Lofaro
	Name:	Robert Lofaro
	Title:	Director

[Signature Page to Second Amendment to Letter of Credit Agreement]